UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2025

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (301) 986-1800
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 15, 2025, the shareholders of Eagle Bancorp, Inc. (the "Company") approved the 2025 Eagle Bancorp, Inc Equity Incentive Plan. A description of the material terms of the Plan is contained in the Company's definitive proxy statement for the Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 1, 2025.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 15, 2025, the Company held its Annual Meeting of Shareholders (the "Annual Meeting") for the purpose of:
1.electing eight (8) directors to serve until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
2.ratifying the appointment of Crowe LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2025;
3.approving a non-binding, advisory resolution approving the compensation of the Company's named executive officers; and
4.approving the 2025 Eagle Bancorp, Inc. Equity Incentive Plan.
At the Annual Meeting, the Company's shareholders elected eight individuals to the Board of Directors and approved Proposals 2, 3, and 4.
(1)The name of each director elected at the meeting, and the votes cast for and against such persons, votes withheld and broker non-votes are set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Matthew D. Brockwell	18,417,958	869,069	15,965	3,119,333
Steven J. Freidkin	18,796,840	489,833	16,320	3,119,332
Theresa G. LaPlaca	18,580,448	705,673	16,872	3,119,332
A. Leslie Ludwig	18,821,696	458,427	22,869	3,119,333
Louis P. "Pete" Mathews Jr.	19,201,331	80,482	20,819	3,119,333
Susan G. Riel	18,831,428	457,498	14,064	3,119,335
James A. Soltesz	18,405,457	881,569	15,965	3,119,334
Benjamin M. Soto	18,675,620	571,944	55,427	3,119,334

(2)The number of votes cast for, against, withheld and broker non-votes cast on the ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ended December 31, 2025 is as set forth below:

For	Against	Abstain	Broker Non-Votes
22,270,784	117,599	33,942	—

(3)The number of votes cast for, against, withheld and broker non-votes cast on the non-binding, advisory resolution approving the compensation of the Company's named executive officers is as set forth below:

For	Against	Abstain	Broker Non-Votes
15,706,945	3,472,818	123,227	3,119,335

(4)The number of votes cast for, against, withheld and broker non-votes cast on the approval of 2025 Eagle Bancorp, Inc Equity Incentive Plan is as set forth below:

For	Against	Abstain	Broker Non-Votes
16,752,059	2,396,742	154,190	3,119,334

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

10.1	Eagle Bancorp, Inc. 2025 Equity Incentive Plan (incorporated by reference to Appendix, Exhibit 1, to the proxy statement for the Annual Meeting of Shareholders of Eagle Bancorp, Inc. filed by the Company on April 1, 2025 under the Exchange Act (File No. 000-25923))
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

Date: May 15, 2025	By:	/s/ Susan G. Riel
Susan G. Riel
Chair, President & Chief Executive Officer